TEMPORARY CERTIFICATE-EXCHANGEABLE FOR DEFINITIVE ENGRAVED CERTIFICATE WHEN READY FOR DELIVERY

COMMON STOCK

YC
THE YANKEE CANDLE COMPANY, INC.
INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

SEE REVERSE FOR
CERTAIN DEFINITIONS


CUSIP 984755 10 8

THIS CERTIFICATE MAY BE PRESENTED FOR
TRANSFER IN BOSTON, MA OR NEW YORK, NY

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

THE YANKEE CANDLE COMPANY, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
SECRETARY

PRESIDENT

Countersigned and Registered:
BankBoston, N.A.
Transfer Agent
 and Registrar
By
Authorized Signature.

THE YANKEE CANDLE COMPANY, INC.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS AND SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A COPY OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF, WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. ANY SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN OR DESTROYED THE COMPANY WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN -  as joint tenants with right
          of survivorship and not as tenants
          in common

UNIF GIFT MIN ACT-       (Cust)         Custodian      (Minor)

                          under Uniform Gifts to Minors
                          Act
                                       (State)

Additional abbreviations may also be used though not in the above list.




For value received,                                     hereby sell, assign and
transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do
hereby irrevocably constitute and appoint           Attorney to transfer the
said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.


Signature(s) Guaranteed:


THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.